UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 2, 2014, Empire Resorts, Inc. (the “Company”) issued a press release announcing the commencement of a rights offering (the “Rights Offering”) of non-transferable subscription rights to holders of record of the Company’s common stock and Series B Preferred Stock to purchase up to 2,462,442 shares of the Company’s common stock. A copy of the Company’s press release is filed as Exhibit 99.8 hereto. In connection with the Rights Offering, the Company is filing items included as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items as exhibits in the Company’s Registration Statement on Form S-3 (Registration No. 333-193176), to which the prospectus supplement dated April 2, 2014 relating to the Rights Offering is a part.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

5.1	Opinion of Ellenoff Grossman & Schole LLP

23.3	Consent of Ellenoff Grossman & Schole LLP (included as part of Exhibit 5.1)

99.1	Form of Subscription Certificate

99.2	Notice of Guaranteed Delivery

99.3	Letter to Stockholders who are Record Holders

99.4	Letter to Stockholders who are Beneficial Holders

99.5	Letter to Clients of Stockholders who are Beneficial Holders

99.6	Nominee Holder Certification Form

99.7	Beneficial Owner Election Form

99.8	Press Release, dated April 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2014

EMPIRE RESORTS, INC.

By:	/s/ Joseph A. D’Amato
Name:	Joseph A. D’Amato
Title:	Chief Executive Officer

Exhibit Index

5.1	Opinion of Ellenoff Grossman & Schole LLP

23.3	Consent of Ellenoff Grossman & Schole LLP (included as part of Exhibit 5.1)

99.1	Form of Subscription Certificate

99.2	Notice of Guaranteed Delivery

99.3	Letter to Stockholders who are Record Holders

99.4	Letter to Stockholders who are Beneficial Holders

99.5	Letter to Clients of Stockholders who are Beneficial Holders

99.6	Nominee Holder Certification Form

99.7	Beneficial Owner Election Form

99.8	Press Release, dated April 2, 2014